UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 21, 2008
Torch Energy Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware	1-12474	74-6411424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)
302/636-6016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As previously reported in Torch Energy Royalty Trust’s (the “Trust”) Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2008 (the “Initial Report”), the Trustee (as defined below) received a notice of a demand for arbitration before JAMS relating to the calculation of the quarterly net profit interests (“NPI”) payments following termination of the Trust (the “Demand Notice”). In the Initial Report, the Trust also discussed the two competing interpretations of the three net overriding royalty conveyances (“Conveyances”) and other Trust agreements as to whether, subsequent to the termination of the Trust, the calculation of the NPI continues as set forth under the Gas Purchase Contract dated as of October 1, 1993, by and between Torch Energy Marketing, Inc., Torch Royalty Company and Velasco (the “Purchase Contract”).
     On February 21, 2008, Wilmington Trust Company, not in its individual capacity but solely as Trustee of the Trust (“Trustee”) filed a response to the Demand Notice (the “Response”). As previously disclosed in the Initial Report, the Trust continues to believe that the Conveyance documents do not expressly address whether the payments associated with the NPI will continue to be calculated as if the Purchase Contract were still in effect, if both the Trust and the Purchase Contract have terminated. However, upon further legal analysis of the Purchase Contract and the Conveyance documents, the Trustee has concluded that the sharing provision of the Purchase Contract (which determined the calculation of the NPI prior to the termination of the Purchase Contract) does not survive the termination of the Purchase Contract or the termination of the Trust. The Trustee has presented such legal analysis of the Purchase Contract and related Trust documents in its Response. There can be no assurance as to the outcome or result of an arbitration or the effect of the demand for arbitration may have on the Trust or the units, including the market value thereof.
Cautionary Statement on Risks Associated with the Trust’s Forward-Looking Statements.
     This Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), by the Trust that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. The Trust undertakes no obligation to update or revise any forward-looking statement except as required by law.
     The information in this report is being furnished pursuant to Item 8.01 “Other Events,” not filed, for purposes of Section 18 of the Exchange Act. This information shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST By: Wilmington Trust Company, not in its individual capacity but solely as Trustee for the Trust

Date: February 22, 2008	By:	/s/ Bruce L. Bisson
Bruce L. Bisson
Vice President (The Trust has no employees, directors or executive officers.)